Exhibit 10.2

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment 1”), dated as of August 8, 2012, to that certain Credit Agreement, dated as of June 1, 2011, as amended, supplemented and in effect from time to time (the “Credit Agreement”; capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement), among SELECT MEDICAL HOLDINGS CORPORATION (“Holdings”), SELECT MEDICAL CORPORATION (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent” and the “Collateral Agent,” respectively), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and GOLDMAN SACHS BANK USA, as Co-Syndication Agents, MORGAN STANLEY SENIOR FUNDING, INC. and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, and the several banks and other financial institutions from time to time party thereto as lenders (the “Lenders”).

W I T N E S S E T H:

WHEREAS, Section 9.02 of the Credit Agreement permits the Credit Agreement to be amended from time to time;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE.  Amendments.

(a)           Section 2.20(c) is hereby amended by deleting the words “ten (10) Business Days” from the second sentence thereof and replacing them with “three (3) Business Days”.

SECTION TWO.  Conditions to Effectiveness.  This Amendment 1 shall become effective as of the date (the “Effective Date”) when, and only when, (a) the Administrative Agent shall have received counterparts of this Amendment 1 executed by the Borrower and the Required Lenders.  The effectiveness of this Amendment 1 (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

SECTION THREE.  Representations and Warranties.  In order to induce the Lenders and the Administrative Agent to enter into this Amendment 1, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment 1, and both before and after giving effect to the transactions contemplated by this Amendment 1:

(a)           no Default or Event of Default has occurred and is continuing;

(b)           the entry into this Amendment 1 by (x) Holdings and (y) the Borrower has been duly authorized by all necessary corporate or other action of each such entity; and

(c)           each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, in all material respects as of such specific date).

SECTION FOUR.  Reference to and Effect on the Loan Documents.  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan

Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment 1.  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment 1, are and shall continue to be in full force and effect.  The execution, delivery and effectiveness of this Amendment 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION FIVE.  Costs, Expenses and Taxes.  The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment 1 and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent) in accordance with the terms of Section 9.03 of the Credit Agreement.

SECTION SIX.  Execution in Counterparts.  This Amendment 1 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment 1 by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment 1.

SECTION SEVEN.  Governing Law.  THIS AMENDMENT 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT 1 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

SELECT MEDICAL CORPORATION, as the Borrower

By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Chief Financial Officer

SELECT MEDICAL HOLDINGS CORPORATION

By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Dawn L. LeeLum
	Name:	Dawn L. LeeLum
	Title:	Executive Director

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